                                                                      EXHIBIT 21


                                          STATE OF
                                          INC. OR
NAME OF SUBSIDIARY                        ORGANIZATION  DOING BUSINESS AS
------------------                        ------------  -----------------
HCRC Inc.                                 Delaware      Same
Ancillary Services Management, Inc.       Ohio          Same
HCR Acquisition Corp.                     Ohio          Same
MileStone Healthcare, Inc.                Delaware      Same
HCR Information Corporation               Ohio          Same
Heartland CarePartners, Inc.              Ohio          Same
RVA Management Services, Inc.             Ohio          Same
Vision Management Services, Inc.          Ohio          Same
 (majority owned)
HCR Home Health Care and Hospice, Inc.    Ohio          Same
Heartland Home Health Care Services, Inc. Ohio          Same
                                                        Heartland Home Health Care
                                                        Heartland Home Health Care and Hospice
Heartland Hospice Services, Inc.          Ohio          Same
                                                        Heartland Home Health Care
                                                        Heartland Home Health Care and Hospice
Heartland Services Corp.                  Ohio          Same
-Heartland Healthcare Services            Ohio          Same
 (50% owned partnership)
HCR Rehabilitation Corp.                  Ohio          Same
Heartland Rehabilitation Services, Inc.   Ohio          Same
Heartland Home Care, Inc.                 Ohio          Same
                                                        Heartland Home Health Care
                                                        Heartland Home Health Care and Hospice
MileStone Health Systems, Inc.            Texas         Same
MileStone Rehabilitation Services, Inc.   Texas         Same
MileStone Therapy Services, Inc.          Texas         Same
Health Care and Retirement                Ohio          Same
Corporation of America
                                                        Heartland - Beavercreek
                                                        Heartland of Bellefontaine
                                                        Heartland of Browning
                                                        Heartland of Bucyrus
                                                        Heartland of Centerburg
                                                        Heartland of Chillicothe
                                                        Heartland of Eaton
                                                        Heartland - Fairfield
                                                        Heartland of Greenville
                                                        Heartland of Hillsboro
                                                        Heartland - Holly Glen
                                                        Heartland of Indian Lake N.C.
                                                        Heartland of Jackson
                                                        Heartland of Kettering
                                                        Heartland - Lansing
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



                                   STATE OF
                                   INC. OR
NAME OF SUBSIDIARY                 ORGANIZATION  DOING BUSINESS AS
------------------                 ------------  -----------------
                                                 Heartland of Marietta
                                                 Heartland of Marysville
                                                 Oak Pavilion Nursing Home
                                                 Heartland of Oak Ridge
                                                 Heartland of Perrysburg
                                                 Perrysburg Commons
                                                 Heartland of Piqua
                                                 Heartland of Portsmouth
                                                 Heartland of Riverview
                                                 Heartland of Springfield
                                                 Heartland of Urbana
                                                 Heartland - Victorian Village
                                                 Heartland of Wauseon
                                                 The Village at Westerville NC
                                                 The Village at Westerville RC
                                                 Christopher East Health Care Center
                                                 Heartland Health Care Center-Prestwick
                                                 Glenside Nursing Center
                                                 Hampton House
                                                 Heartland Health Care Center (Pittsburgh)
                                                 Shadyside Nursing & Rehab. Center
                                                 Sky Vue Terrace
                                                 Twinbrook Medical Center
                                                 Wallingford Nursing & Rehab. Center
                                                 Heartland of Beckley
                                                 Heartland of Charleston
                                                 Heartland of Clarksburg
                                                 Heartland of Keyser
                                                 Heartland of Preston County
                                                 Heartland of Rainelle
                                                 Heartland Health Care Center - Allen Park
                                                 Heartland Health Care Center - Crestview
                                                 Heartland Health Care Ctr-Dearborn Heights
                                                 Heartland Health Care Center - Dorvin
                                                 Heartland Health Care Center - Georgian East
                                                 Heartland Health Care Center - Grand Rapids
                                                 Heartland Health Care Ctr - Plymouth Court
                                                 Heartland Health Care Center - University
                                                 Marvin and Betty Danto Family, Health Care
                                                   Center, a Health Care and Retirement
                                                   Corporation facility
                                                 Dulaney-Towson Health Care Center
                                                 Heartland Health Care Center - Hyattsville
                                                 Heartland Health Care Center - Adelphi
                                                 Heartland Health Care Center - Charleston
                                                 Oakmont East
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



                                   STATE OF
                                   INC. OR
NAME OF SUBSIDIARY                 ORGANIZATION  DOING BUSINESS AS
------------------                 ------------  -----------------
                                                 Oakmont of Union
                                                 Oakmont West
                                                 Rosewood Manor Health Care Center
                                                 Heartland of Willow Lane
                                                 Medical Care Center
                                                 Oak Meadow Nursing Center
                                                 Heartland Health Care Center (Canton)
                                                 Heartland Health Care Center - Galesburg
                                                 Heartland Health Care Center (Henry)
                                                 Heartland Health Care Center (Homewood)
                                                 Heartland Health Care Center - Macomb
                                                 Heartland Health Care Center - Moline
                                                 Heartland Health Care Center (Paxton)
                                                 Heartland Health Care and Rehabilitation
                                                   Center of Boca Raton
                                                 Heartland Health Care Ctr-Boynton Beach
                                                 Heartland of Brooksville
                                                 Community Convalescent Center
                                                 Heartland Health Care Center-Ft. Myers
                                                 Jacaranda Manor
                                                 Heartland Health Care Ctr-Jacksonville
                                                 Heartland Health Care Center-Kendall
                                                 Heartland Health Care Ctr-Lauderhill
                                                 Heartland Health Care Ctr-Miami Lakes
                                                 Heartland Health Care Ctr-Orange Park
                                                 Pasadena Manor
                                                 Heartland Health Care Ctr-Prosperity Oaks
                                                 Regents Park of Jacksonville
                                                 Deerwood Place
                                                 Regents Park of Winter Park
                                                 The Westchester of Winter Park
                                                 Rosedale Manor
                                                 Heartland of St. Petersburg
                                                 Heartland Health Care and Rehabilitation
                                                   Center - Sunrise
                                                 The Westchester of Sunrise
                                                 Heartland of Tamarac
                                                 Heartland of Zephyrhills
Care Corporation                   Michigan      Inactive
Georgian Bloomfield, Inc.          Michigan      Heartland Health Care Center - Georgian
                                                  Bloomfield
Heartland of Indian Lake           Ohio          Heartland of Indian Lake
Rehab. Center, Inc.                              Rehab. Center
Heartland of Martinsburg, Inc.     Ohio          Heartland of Martinsburg
HGCC of Allentown, Inc.            Tennessee     Liberty Nursing & Rehab. Center
Lincoln Health Care, Inc.          Ohio          Heartland of Mentor
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

                                  STATE OF
                                  INC. OR
NAME OF SUBSIDIARY                ORGANIZATION   DOING BUSINESS AS
------------------                ------------   -----------------
Washtenaw Hills Manor, Inc.       Michigan       Same
                                                 Heartland Health Care Center - Ann Arbor
HCRA of Texas, Inc.               Texas          Same
                                                 Heartland Health Care Center (Austin)
                                                 Heartland Health Care Center (Bedford)
                                                 Heartland of Corpus Christi
                                                 Holiday Nursing Center
                                                 Heartland of San Antonio
                                                 Heartland Health Care Center (Temple)
                                                 Heartland Health Care Center at Willowbrook
                                                 Heartland Health Care Ctr (West Houston)
Care Corporation Holdings, Inc.    Michigan      Same
Care Real Estate, Inc.             Michigan      Same
Canterbury Village, Inc.           Michigan      Heartland Village Square
Care Manors, Inc.                  Michigan      Same
Birchwood Manor, Inc.              Michigan      Holland Health Care Center
Donahoe Manor, Inc.                Pennsylvania  Donahoe Manor
East Michigan Care Corporation     Michigan      Heartland Health Care Center - Briarwood
                                                 Heartland Health Care Center - Fostrian
                                                 Heartland Health Care Center - Hampton
                                                 Heartland Health Care Center - Marlin
Greenview Manor, Inc.              Michigan      Heartland Health Care Center - Greenview
Ionia Manor, Inc.                  Michigan      Heartland Health Care Center - Ionia
Knollview Manor, Inc.              Michigan      Heartland Health Care Center - Knollview
Marina View Manor, Inc.            Wisconsin     Marina View Manor
                                                 Heartland of Milwaukee
                                                 Parkview Terrace
                                                 Heartland of Shawano
                                                 Washington Manor
Ridgeview Manor, Inc.              Michigan      Heartland Health Care Center - Kalamazoo
Springhill Manor, Inc.             Michigan      Heartland Health Care Center - Battle Creek
Sun Valley Manor, Inc.             Michigan      Heartland Health Care Center - Saginaw
Three Rivers Manor, Inc.           Michigan      Heartland Health Care Center - Three Rivers
Whitehall Manor, Inc.              Michigan      Heartland Health Care Center - Whitehall
Care Manors of New England, Inc.   Delaware      Same
Crescent Hill Manor, Inc.          Mass.         Inactive
Kensington Manor, Inc.             Florida       Kensington Manor
                                                 Heartland Health Care and
                                                  Rehabilitation Center (Sarasota)
Mapleview Nursing Home, Inc.       Mass.         Inactive
Meadows Manor, Inc.                Conn.         Inactive
Spruce Manor Nursing Home, Inc.    Mass.         Inactive
Union Square Nursing Center, Inc.  Mass.         Inactive
Valley View Manor, Inc.            Mass.         Inactive
Waterbury Manor, Inc.              Conn.         Inactive
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